U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549











                                    Form 8-K










                  Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Exchange Act of 1934



         Date of Report                        February 23, 2004
                                       (Date of earliest event reported)



                              TGC Industries, Inc.

           (Exact name of registrant as specified in its charter)




        Texas                     0-14908                 74-2095844
   (State or other              (Commission           (I.R.S. Employer
    jurisdiction                File Number)         Identification No.)
   of incorporation)



        1304 Summit, Suite 2
        Plano, Texas                                          75074
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:      (972) 881-1099



Item 5.     Other Events and Regulation FD Disclosure.


     On February 24, 2004, TGC Industries, Inc. ("TGC" or the "Company") announced that WEDGE Energy Services, L.L.C. ("WEDGE Energy") had completed a transaction, selling all 3,024,264 outstanding shares of the Company's 8.5% Senior Convertible Preferred Stock to a group of purchasers in private transactions. The group of purchasers includes several members of the Company's Board of Directors who purchased 1,772,200 of such shares. In addition, WEDGE Energy's two designated Board members have resigned.

Item 7.     Financial Statements and Exhibits.

     (c)    Exhibits.

            99.1  News Release disseminated on February 24, 2004.

Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TGC INDUSTRIES, INC.


February 26, 2004
                                    By:  /s/ WAYNE A. WHITENER
                                             Wayne A. Whitener,
                                             President and CEO
                                        (Principal Executive Officer)























                               EXHIBIT "A"
                              ____________

NEWS RELEASE:                                     FOR IMMEDIATE RELEASE


TGC INDUSTRIES, INC.


                        WEDGE Energy Services, L.L.C.
               Sells Its TGC Industries Senior Preferred Shares

Plano, Texas -- Tuesday, February 24, 2004 -- TGC Industries, Inc. (Nasdaq OTC BB: TGCI) announced today that WEDGE Energy Services, L.L.C. ("WEDGE Energy") has completed a transaction, selling all 3,024,264 outstanding shares of the Company's 8.5% Senior Convertible Preferred Stock to a group of investors in private transactions. The group of investors includes several members of the Company's Board of Directors who purchased 1,772,200 of such shares. In addition, WEDGE Energy's two designated Board members have resigned.

This report contains forward-looking statements which reflect the view of Company's management with respect to future events. Although management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that expectations will prove to have been correct. Important factors that could cause actual results to differ materially from such expectations are disclosed in the Company's Securities and Exchange Commission filings, and include, but are not limited to the dependence upon energy industry spending for seismic services, the unpredictable nature of forecasting weather, the potential for contract delay or cancellation, the potential for fluctuations in oil and gas prices, and the availability of capital resources. The forward-looking statements contained herein reflect the current views of the Company's management and the Company assumes no obligation to update the forward-looking statements or to update the reasons actual results could differ from those contemplated by such forward-looking statements.

TGC, based in Plano, Texas, is a geophysical service company which primarily provides 3-D seismic services to oil and gas companies. It also maintains a geophysical gravity data bank.

Contact:                         Wayne Whitener          (972) 881-1099
                                 President & CEO
                                 Email: wwhitener@tgcseismic.com

Investor Relations Contact:     Andrew J. Kaplan         (732) 747-0702
                                Barry Kaplan Associates
                                623 River Road
                                Fair Haven, NJ 07704
                                Email:  smallkap@aol.com